HELIX

ENERGY SOLUTIONS GROUP

Huisman
KENZ
WELL ENHANCER

April 26, 2011
First Quarter 2011 Conference Call

Forward-Looking Statements
This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of
1933 and Section 21E of the Securities Exchange Act of 1934. All such statements, other than statements of historical fact, are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of
1995, including, without limitation, any projections of financial items; projections of contracting services activity; future production volumes, results of exploration, exploitation, development, acquisition and operations expenditures, and prospective reserve levels of properties or wells; projections of utilization; any statements of the plans, strategies and objectives of management for future operations; any statements concerning developments; and any statements of assumptions underlying any of the foregoing. These statements involve certain assumptions we made based on our experience and perception of historical trends, current conditions, expected future developments and other factors we believe are reasonable and appropriate under the circumstances. The forward-looking statements are subject to a number of known and unknown risks, uncertainties and other factors that could cause our actual results to differ materially. The risks, uncertainties and assumptions referred to above include the performance of contracts by suppliers, customers and partners; actions by governmental and regulatory authorities; operating hazards and delays; employee management issues; local, national and worldwide economic conditions; uncertainties inherent in the exploration for and development of oil and gas and in estimating reserves; complexities of global political and economic developments; geologic risks, volatility of oil and gas prices and other risks described from time to time in our reports filed with the Securities and Exchange Commission (“SEC”), including the Company’s most recently filed
Annual Report on Form 10-K and in the Company’s other filings with the SEC. Free copies of the reports can be found at the SEC’s website, www.SEC.gov. You should not place undue reliance on these forward-looking statements which speak only as of the date of this presentation and the associated press release. We assume no obligation or duty and do not intend to update these forward-looking statements except as required by the securities laws.
References to quantities of oil or gas include amounts we believe will ultimately be produced, and may include
“proved reserves” and quantities of oil or gas that are not yet classified as “proved reserves” under SEC definitions.
Statements of oil and gas reserves are estimates based on assumptions and may be imprecise. Investors are urged to consider closely the disclosure regarding reserves in our most recently filed Annual Report on Form 10-K and any subsequent Quarterly Reports on Form 10-Q.

Presentation Outline
• Executive Summary
 Summary of Q1 2011 Results (pg. 4)
• Operational Highlights by Segment
 Contracting Services (pg. 9)
 Oil & Gas (pg. 16)
• Key Balance Sheet Metrics (pg. 19)
• 2011 Outlook (pg. 21)
• Non-GAAP Reconciliations (pg. 25)
• Questions & Answers

Executive
Summary

HELIX ENERGY SOLUTIONS GROUP

($ in millions, except per share data)

	Quarter Ended		
	3/31/2011	3/31/2010	12/31/2010
Revenues	**$ 292**	**$ 202**	**$ 306**
Gross Profit:	77	37	32
Operating	27%	18%	10%
Oil & Gas Impairments and Write-offs	-	(11)	(16)
Total	$ 77	$ 26	$ 16
Goodwill Impairment (A)	-	-	17
Net Income (Loss) (B)	**$ 26**	**$ (18)**	**$ (50)**
Diluted Earnings (Loss) Per Share	**$ 0.24**	**$ (0.17)**	**$ (0.48)**
Adjusted EBITDAX (C)			
Contracting Services	$ 36	$ 47	$ 26
Oil & Gas	123	48	80
Corporate / Elimination	(10)	(34)	(11)
Adjusted EBITDAX	**$ 149**	**$ 61**	**$ 95**

Executive Summary
(A) Included a $16.7 million non-cash charge to write off goodwill associated with our Southeast Asia well operations subsidiary in fourth quarter 2010.
(B) Included a $7.1 million deferred tax asset valuation allowance associated with our Southeast Asia well operations subsidiary in fourth quarter 2010.
(C) See non-GAAP reconciliations on slides 26-27.

Executive Summary
• Q1 2011 EPS of $0.24 per diluted share
• Balance sheet continues to improve
 o Cash increased to $441 million at 3/31/2011 from $391 million at 12/31/2010
 o Liquidity* increased to $837 million at 3/31/2011 from $787 million at 12/31/2010
 o Net debt decreased to $916 million at 3/31/2011 from $967 million at 12/31/2010
• Contracting Services and Production Facilities
 o Continuing strength in well intervention business in the Gulf of Mexico and North Sea
 o Weak subsea construction and robotics market in the Gulf of Mexico reflecting regulatory impact on drilling and development activity
 o Strong international robotics utilization
 o Caesar spent the quarter in the shipyard undergoing planned upgrades
 o Helix Producer I produced 12.1 MBoe/d (net to our interest) in Phoenix field
*Liquidity as we define it is equal to cash and cash equivalents ($441 million), plus available capacity under our revolving credit facility ($396 million).

Executive Summary
• Oil and Gas
 o First quarter average production rate of 160 Mmcfe/d (63% oil)
 o Q2 production through April 22 averaged approximately 140 Mmcfe/d (~67% oil)
 ▪ Phoenix production averaged 10.3 MBoe/d for the same period
 ▪ Little Burn on track for first production in July (est. 4,500 bpd net)
• Oil and gas production totaled 14.4 Bcfe in Q1 2011 versus 13.7 Bcfe in Q4 2010
 o  Avg realized price for oil of $90.49 / bbl ($80.11 / bbl in Q4 2010), inclusive of hedges
 o  Avg realized price for gas of $5.77 / Mcfe ($6.11 / Mcfe in Q4 2010), inclusive of hedges
 ▪ Gas price realizations benefited from sales of natural gas liquids
 ▪ NGL production of 0.8 Bcfe in Q1 2011 and 0.6 Bcfe in Q4 2010

Operational Highlights

Quarter Ended		
	March 31		Dec 31
	2011	2010	2010
Revenues (A)			
Contracting Services	$ 131	$ 154	$ 185
Production Facilities	16	1	20
Total Revenue	$ 147	$ 155	$ 205
Gross Profit (A)			
Contracting Services	$ 11	$ 38	$ 3
Profit Margin	*8%*	*24%*	*1%*
Production Facilities	6	-	6
Profit Margin	*39%*	*0%*	*32%*
Total Gross Profit	$ 17	$ 38	$ 9
Gross Profit margin	*11%*	*24%*	*4%*

HELIX

($ in millions, except percentages)
(A) See non-GAAP reconciliation on slides 26-27. Amounts are prior to intercompany eliminations.
Contracting Services
• 77% utilization in Well Intervention
• Weak GOM market impacts Subsea
 Construction and Robotics
• Caesar in shipyard undergoing
 planned upgrades
Express spooling pipe in Ingleside

Quarter Ended		
	March 31		Dec 31
	2011	2010	2010
Independence Hub	$ 4	$ 5	$ 4
Deepwater Gateway (Marco Polo)	1	1	1
CloughHelix JV	$ -	(1)	1
Equity in Earnings	$ 5	$ 5	$ 6

($ in millions)
Equity in Earnings of Equity Investments

Contracting Services - Well Ops
GOM
• Q4000 worked for Mariner, W&T, Marathon and Shell in the
 first quarter
• 88% utilization in the first quarter
• Strong outlook anticipated for rest of 2011
North Sea
• Seawell and Well Enhancer posted a combined 68%
 utilization in the first quarter. Both vessels experienced
 downtime due to repair, maintenance and weather
• Strong outlook anticipated for both vessels for rest of 2011
• Well Enhancer continues to establish its coiled tubing
 capabilities with a second project booked in August 2011
Asia Pacific
• Deployed the Normand Clough on a day rate construction
 project for COOEC offshore China through Q3
• Wellhead cutting system to be deployed for 6 month project starting in Q3
MODU DP3 Q4000 operating in the Gulf of Mexico

Contracting Services - Robotics
• Weak Q1 utilization due to soft ROV market in the
 Gulf of Mexico and chartered vessel
 redeployments
• Visibility and outlook expected to improve for the
 remainder of 2011
• New day rate contract with Reliance in India to
 work the Olympic Canyon for up to 2 years
• Minimal trenching work for Island Pioneer with T-
 750 and iTrencher in Q1; however fully booked
 until Q4
• Deep Cygnus (spot charter vessel) currently
 performing wind farm trenching project with
 opportunity to extend into Q4
T-750 Supertrencher I being deployed in the North Sea

Contracting Services - Subsea Construction
Contracting Services - Subsea Construction
• Low Q1 utilization for Subsea Construction
 vessels resulting from weak GOM market
• Customer permitting issues impacting
 utilization
• Express completed pipelay operations for
 ATP’s Anduin, Newfield’s Gladden and
 Mariner’s Pluto projects in the GOM
• Intrepid completed a pipelay project for
 Anadarko’s Boomvang project in the GOM
• Caesar remains in the shipyard undergoing
 planned maintenance and upgrades
DP Reel Lay Vessel Intrepid

Non-DP Storage Tanker
Q4000
12" Flex Export Line
Floating Offloading Hose
(Hawser not shown)
Helix Producer I
5" 10,000 PSI
Flexible Riser
32 lbs/ft Casing (5-5/8" ID)
(All Threaded, Q4000 Installed)
FLOW
Intervention
Riser System
Riser
Stack Can Connect to BOP,
Wellhead or Tree
IRS
Well
Cap
BOP
Stack
Well Cap

Helix Fast Response System (HFRS)
• Utilizes vessels and subsea
 systems proven in Macondo
 spill response
• Capability to capture and
 process up to 55,000 bpd in
 water depths to 8,000 feet
 (increasing to 10,000 feet later
 in 2011)
• 24 independent E&P operators
 have signed on to include HFRS
 in future drilling permits
• Cited as spill response plan in 6
 approved deepwater drilling
 permits to date

HELIX
ENERGY SOLUTIONS GROUP
100%
80%
60%
40%
20%
0%
99%
83%
33%
76%
85%
55%
60%
90%
77%
59%
60%
49%
1Q 2010
4Q 2010
1Q 2011
Subsea Construction Vessels
• Intrepid
ROV / Trencher Support Vessels
• Olympic Canyon (1)
Well Intervention Vessels
• Seawell
ROVs and Trenchers
• 39 ROVs

Contracting Services Utilization
• Express
• Caesar
• Island Pioneer (1)
• Deep Cygnus (1)
• Normand Clipper (1)
• Olympic Triton (1)
• Well Enhancer
• Q4000
• Normand Clough (1)
• 2 ROVDrill Units
• 5 Trenchers
(1) Chartered vessels.

HELIX ENERGY SOLUTIONS GROUP

Financial Highlights

($ in millions, except production and price data)

	Quarter Ended		
	March 31		Dec 31
	2011	2010	2010
Revenue	$ 169	$ 91	$ 137
Gross Profit - Operating	61	12	24
Oil & Gas Impairments (A)	-	(11)	(9)
Exploration Expense (B)	-	-	(7)
Total	$ 61	$ 1	$ 8
Gain (loss) on Oil & Gas Derivative Contracts	$ -	$ -	$ (2)
Production (Bcfe):			
Shelf	4.7	5.3	5.5
Deepwater	9.7	6.0	8.2
Total	14.4	11.3	13.7
Oil (Mmbls)	1.5	0.7	1.2
Gas (Bcf)	5.4	7.3	6.7
Total (Bcfe)	14.4	11.3	13.7
Average Commodity Prices (C):			
Oil / Bbl	$ 90.49	$ 71.82	$ 80.11
Gas / Mcf	$ 5.77	$ 5.75	$ 6.11

(A) Fourth quarter 2010 impairment
 primarily associated with the
 reduction in carrying values of
 certain oil and gas properties
 due to year-end revisions in
 reserves.
(B) Primarily consisted of $6.4
 million of costs associated with
 expiring offshore leases in the
 fourth quarter of 2010.
(C) Including effect of settled hedges
 and mark-to-market derivative
 contracts.
Oil & Gas

Quarter Ended					
	March 31				Dec 31	
	2011		2010		2010	
	Total	per Mcfe	Total	per Mcfe	Total	per Mcfe
DD&A (A)	**$ 69**	**$ 4.82**	**$ 44**	**$ 3.93**	**$ 69**	**$ 5.07**
Operating and Other:						
Operating Expenses (B)	$ 31	2.13	$ 15	1.29	$ 30	2.19
Workover	3	0.18	12	1.03	4	0.32
Transportation	2	0.17	1	0.11	3	0.20
Repairs & Maintenance	2	0.16	2	0.16	2	0.14
Other	3	0.23	2	0.17	4	0.32
Total Operating & Other	**$ 41**	**2.87**	**$ 32**	**2.76**	**$ 43**	**3.17**
Total	**$ 110**	**$ 7.69**	**$ 76**	**$ 6.69**	**$ 112**	**$ 8.24**

Oil & Gas
(A) Included accretion expense.
(B) Excluded exploration expense and net hurricane-related costs (reimbursements).
Operating Costs ($ in millions, except per Mcfe data)

HELIX ENERGY SOLUTIONS GROUP

Oil (Bbls)	Collars	Swaps	Total Volume Hedged	Swap Pricing	Average Collar Price Floor	Average Collar Price Ceiling
2011	350,000	1,730,000	2,080,000	$ 82.35	$ 95.00	$ 124.64
2012	600,000	-	600,000	$ -	$ 95.00	$ 117.10
Natural Gas (mcf)						
2011	-	7,425,000	7,425,000	$ 4.99	$ -	$ -
2012	1,000,000	3,000,000	4,000,000	$ 4.77	$ 4.75	$ 5.28
Subtotals (mcfe)						
2011	2,100,000	17,805,000	19,905,000			
2012	4,600,000	3,000,000	7,600,000			
Grand Totals	**6,700,000**	**20,805,000**	**27,505,000**

Summary of Apr 2011 - Dec 2012 Hedging Positions *
* As of April 22, 2011.

Key Balance
Sheet Metrics

($ amounts in millions)

$2,027
$1,803
$1,361
$1,090
$1,358
$967
$1,356
$916
$2,000
$1,500
$1,000
$500
$0
Debt (A)
$1,000
$750
$500
$250
$0
Liquidity (B)
12/31/2008
12/31/2009
12/31/2010
3/31/2011
Gross Debt
Net Debt
Liquidity

Liquidity of approximately$837 million at 3/31/2011

Debt and Liquidity Profile

 (A) Includes impact of unamortized debt discount under our Convertible Senior Notes.
 (B) Liquidity, as we define it, is equal to cash and cash equivalents ($441 million), plus available capacity under our revolving credit facility ($396 million).

2011 Outlook

2011 Outlook
Broad Metrics	2011 Forecast (revised)	2011 Forecast (original)	2010 Actual
Oil and Gas Production	50 Bcfe	49 Bcfe	47 Bcfe
EBITDAX	$550 million	$475 million	$430 million
CAPEX	$250 million	$225 million	$179 million
Commodity Price Deck		2011 Forecast (revised)	2011 Forecast (original)	2010 Actual
Hedged	Oil	$96.28 / bbl	$87.11 / bbl	$75.27 / bbl
	Gas	$5.02/ mcf	$4.80/ mcf	$6.01 / mcf
We expect to continue to improve our liquidity position in 2011.

2011 Outlook
• Contracting Services
 o Strong backlog for the Q4000, Well Enhancer and Seawell in 2011
 o Robotics utilization recovery in second half of 2011, driven primarily by activity outside the GOM
 o Current regulatory environment in the GOM limits short-term opportunities in Subsea
 Construction and Robotics businesses
 o Continued focus on trenching and cable burial business
• Production Facilities
 o HP I continues production at Phoenix field and completes upgrades for spill response capabilities
• Oil and Gas
 o Forecasted 2011 overall production up slightly from 2010 levels
 ▪ 63% oil and 65% deepwater
 ▪ Assumes no significant storm disruptions
 ▪ Assumes Little Burn completed and producing by early Q3

2011 Outlook
• Capital Expenditures
 o Contracting Services ($85 million)
 ▪ No major vessel projects or dry docks planned for 2011
 ▪ Caesar thruster upgrade in Q2 and Q3
 ▪ Incremental investment in Robotics business
 ▪ Capital expenditures related to the potential Statoil Cat B well intervention project not included
 o Oil and Gas ($165 million)
 ▪ Focus capital investment on oil development with relatively fast payback
 ▪ Little Burn completion by early Q3
 ▪ Drill two wells in the 2nd half of the year (subject to permitting)
 ▪ Kathleen in the Bushwood field
 ▪ Wang in the Phoenix field
 ▪ Shelf platform construction and opportunistic workovers

Non-GAAP
Reconciliations

Quarter Ended		
	March 31		Dec 31
	2011	2010	2010
Net income (loss) applicable to common shareholders	$ 26	$ (18)	$ (50)
Non-cash impairments	-	11	22
Gain on asset sales	(1)	(6)	(1)
Preferred stock dividends	-	-	-
Income tax provision (benefit)	10	(8)	2
Net interest expense and other	22	21	22
Depreciation and amortization	92	61	94
Exploration expense	-	-	6
Adjusted EBITDAX	$ 149	$ 61	$ 95

Non-GAAP Reconciliations
Adjusted EBITDAX ($ in millions)
We calculate Adjusted EBITDAX as earnings before net interest expense, taxes, depreciation and amortization and exploration expense. These non-GAAP measures are useful to investors and other internal and external users of our financial statements in evaluating our operating performance because they are widely used by investors in our industry to measure a company’s operating performance without regard to items which can vary substantially from company to company, and help investors meaningfully compare our results from period to period. Adjusted
EBITDAX should not be considered in isolation or as a substitute for, but instead is supplemental to, income from operations, net income or other income data prepared in accordance with GAAP. Non-GAAP financial measures should be viewed in addition to, and not as an alternative to our reported results prepared in accordance with GAAP. Users of this financial information should consider the types of events and transactions which are excluded.

Quarter Ended		
	March 31		Dec 31
	2011	2010	2010
Revenues			
Contracting Services	$ 131	$ 154	$ 185
Production Facilities	16	1	20
Intercompany elim. - Contracting Services	(13)	(43)	(25)
Intercompany elim. - Production Facilities	(11)	(1)	(10)
Revenue as Reported	$ 123	$ 111	$ 170
Gross Profit			
Contracting Services	$ 11	$ 38	$ 3
Production Facilities	6	-	6
Intercompany elim. - Contracting Services	-	(11)	-
Intercompany elim. - Production Facilities	-	(1)	-
Gross Profit as Reported	$ 17	$ 26	$ 9
Gross Profit Margin	14%	23%	5%

27

Revenue and Gross Profit As Reported ($ in millions)
Non-GAAP Reconciliations